Exhibit 99.1

eGain Reports Record Revenue in Third Quarter of Fiscal 2022, Up 21% Year Over Year

Sunnyvale, CA (May 5, 2022) – eGain (Nasdaq: EGAN), the leading AI knowledge platform for customer engagement automation, today announced financial results for its fiscal 2022 third quarter ended March 31, 2022.

“We delivered another quarter of record revenue, ahead of our guidance and consensus estimates, demonstrating accelerating revenue growth over the last three quarters,” said Ashu Roy, eGain’s CEO. “We are seeing increased demand for our AI Knowledge solution, and we continue to build out our platform to expand our market coverage.”

Fiscal 2022 Third Quarter Financial Highlights

●	Total revenue was $23.9 million, up 21% year over year.
●	SaaS revenue was $20.7 million, up 23% year over year.
●	GAAP net loss was $615,000, or $0.02 per share on a basic and diluted basis, compared to GAAP net income of $1.3 million, or $0.04 per share on a basic and diluted basis, in Q3 2021.
●	Non-GAAP net income was $2.4 million, or $0.08 per share on a basic basis and $0.07 per share on a diluted basis, compared to non-GAAP net income of $1.6 million, or $0.05 per share on a basic and diluted basis, in Q3 2021.
●	Total cash and cash equivalents were $70.5 million, compared to $53.4 million in Q3 2021.

Fiscal 2022 First Nine Months Financial Highlights

●	Total revenue was $68.4 million, up 18% year over year.
●	SaaS revenue was $60.3 million, up 23% year over year.
●	GAAP net loss was $890,000, or $0.03 per share on a basic and diluted basis, compared to GAAP net income of $4.9 million, or $0.16 per share on a basic basis and $0.15 per share on a diluted basis, in the first nine months of fiscal 2021.
●	Non-GAAP net income was $8.0 million, or $0.26 per share on a basic basis and $0.25 per share on a diluted basis, compared to non-GAAP net income of $6.2 million, or $0.20 per share on a basic basis and $0.19 per share on a diluted basis, in the first nine months of fiscal 2021.
●	Cash provided from operations was $5.8 million, or an operating cash flow margin of 9%.

Fiscal 2022 Fourth Quarter Financial Guidance

For the fourth quarter of fiscal 2022 ending June 30, 2022, eGain expects:

●	Total revenue of between $23.1 million to $23.5 million, representing growth of 14% to 16% year over year.
●	Non-GAAP total revenue, adjusted for constant currency, of between $23.6 million to $24.0 million, representing growth of 17% to 19%.
●	GAAP net loss of $3.1 million to $3.7 million, or $0.10 to $0.12 per share.
o	Includes stock-based compensation expense of approximately $3.0 million.
o	Includes depreciation and amortization of approximately $120,000.
●	Non-GAAP net loss of $0.0 million to $700,000, or $0.00 to $0.02 per share.

Guidance Assumption:

●	Weighted average shares outstanding are expected to be approximately 31.7 million for the fourth quarter of fiscal 2022.

Non-GAAP Financial Measures

This press release includes certain non-GAAP financial measures as supplemental information relating to our operating results, including non-GAAP total revenue that is only adjusted for constant currency to provide better visibility into the underlying business trends and non-GAAP net income. The non-GAAP net income measures are adjusted for stock-based compensation expense and amortization of acquired intangible assets. eGain’s management has analyzed the effect of these non-GAAP adjustments on our income tax provision and believes the change in our income tax provision would be minimal due to these non-GAAP adjustments being attributed to the U.S. jurisdiction where it has recorded full valuation allowance against the deferred taxes. Non-GAAP results are presented for supplemental informational purposes only and should not be considered a substitute for financial information presented in accordance with generally accepted accounting principles, or GAAP, and may be different from non-GAAP measures used by other companies. eGain’s management uses these non-GAAP measures to compare our performance to that of prior periods for trend analysis and for budgeting and planning purposes. eGain believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing our financial measures with other software companies, many of which present similar non-GAAP financial measures to investors, and that it allows for greater transparency with respect to key metrics used by management in our financial and operational decision-making. Reconciliation tables of the most comparable GAAP financial measures to the non-GAAP financial measures used in this press release are included with the financial tables at the end of this release. eGain urges investors to review the reconciliation and not to rely on any single financial measure to evaluate our business.

Conference Call Information

eGain will discuss its fiscal 2022 third quarter results today via teleconference at 2:00 p.m. Pacific Time. To access the live call, dial 888-256-1007 (US and Canada) or +1 773-305-6853 (international) and give the participant passcode 1668312. A live and archived webcast of the call will also be accessible on the “Investor relations” section of our website at www.egain.com. In addition, a phone replay will be available approximately two hours following the end of the call and will remain available for one week. To access the replay dial-in information, please click here.

About eGain

Infused with AI, our knowledge-powered software automates digital-first experiences for enterprises and government agencies. Pre-connected with leading CRM & contact center systems, the eGain platform delivers quick value and easy innovation with virtual assistance, customer self-service, and modern agent desktop tools. Visit www.egain.com for more info.

Cautionary Note Regarding Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the safe harbor provisions of the U.S. Private Securities Litigation Reform Act of 1995, including without limitation our financial guidance for the full year of fiscal 2022 ending June 30, 2022; our market opportunity; and expectations regarding our growth prospects. The achievement or success of the matters covered by such forward-looking statements, including future financial guidance, involves risks, uncertainties and assumptions, many of which involve factors or circumstances that are beyond our control. If any such risks or uncertainties materialize or if any of the assumptions prove incorrect, our actual results could differ materially from the results expressed or implied by the forward-looking statements we make, including our ability to achieve our targets for the fourth quarter and full year of fiscal 2022 ending June 30, 2022. The risks and uncertainties referred to above include, but are not limited to: risks to our business, operating results, financial condition, and prospects from the COVID-19 pandemic and related economic downturns, including but not limited to, its effect on customer demand for our products and services and the impact of potential delays in customer payments; risks associated with new product releases and new services and products features; risks that customer demand may fluctuate or decrease; risks that we are unable to collect unbilled contractual commitments, particularly in the current economic environment; risks that our lengthy sales cycles may negatively affect our operating results; currency risks; our ability to capitalize on customer engagement; risks related to our reliance on a relatively small number of customers for a substantial portion of our revenue; our ability to compete successfully and manage growth; our ability to develop and expand strategic and third party distribution channels; risks related to our international operations; our ability to continue to innovate; our strategy of making investments in sales to drive growth; general political or destabilizing events, including war, intensified international hostilities, conflict or acts of terrorism; the effect of legislative initiatives or proposals, statutory changes, governmental or other applicable regulations and/or changes in industry requirements, including those addressing data privacy, cyber-security and cross-border data transfers; and other risks detailed from time to time in eGain’s public filings, including eGain’s annual report on Form 10-K filed on September 10, 2021 and subsequent reports filed with the Securities and Exchange Commission, which are available on the Securities and Exchange Commission’s web site at www.sec.gov. These forward-looking statements are based on current expectations and speak only as of the date hereof. We assume no obligation and do not intend to update these forward-looking statements, except as required by law.

eGain, the eGain logo, and all other eGain product names and slogans are trademarks or registered trademarks of eGain Corporation in the United States and/or other countries. All other company names and products mentioned in this release may be trademarks or registered trademarks of the respective companies.

MKR Investor Relations

Todd Kehrli or Jim Byers

Phone: 323-468-2300

Email: egan@mkr-group.com

eGain Corporation

Condensed Consolidated Balance Sheets

(in thousands)

(unaudited)

	March 31,	June 30,
	2022	2021
ASSETS
Current assets:
Cash and cash equivalents	$70,495	$63,231
Restricted cash	7	7
Accounts receivable, less allowance for doubtful accounts of $83 and $384 as of March 31, 2022 and June 30, 2021, respectively	18,181	26,311
Costs capitalized to obtain revenue contracts, net	1,505	1,323
Prepaid expenses	2,252	3,028
Other current assets	1,016	778
Total current assets	93,456	94,678
Property and equipment, net	890	705
Operating lease right-of-use assets	4,177	2,191
Costs capitalized to obtain revenue contracts, net of current portion	3,216	2,612
Goodwill	13,186	13,186
Other assets, net	1,498	1,191
Total assets	$116,423	$114,563

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable	$2,100	$3,068
Accrued compensation	8,133	8,444
Accrued liabilities	4,133	4,352
Operating lease liabilities	1,068	1,466
Deferred revenue	38,051	46,211
Total current liabilities	53,485	63,541
Deferred revenue, net of current portion	2,990	3,332
Operating lease liabilities, net of current portion	2,819	797
Other long-term liabilities	870	832
Total liabilities	60,164	68,502
Commitments and contingencies
Stockholders' equity:
Common stock, par value $0.001 - authorized: 60,000 and 50,000 shares; outstanding: 31,821 and 31,231 shares as of March 31, 2022 and June 30, 2021, respectively	31	31
Additional paid-in capital	389,987	378,451
Notes receivable from stockholders	(95)	(92)
Accumulated other comprehensive loss	(1,665)	(1,220)
Accumulated deficit	(331,999)	(331,109)
Total stockholders' equity	56,259	46,061
Total liabilities and stockholders' equity	$116,423	$114,563

eGain Corporation

Condensed Consolidated Statements of Operations

(in thousands, except per share data)

(unaudited)

	Three Months Ended		Nine Months Ended
	March 31,		March 31,
	2022	2021	2022	2021
Revenue:
Subscription	$21,728	$18,078	$63,179	$53,525
Professional services	2,176	1,665	5,268	4,514
Total revenue	23,904	19,743	68,447	58,039
Cost of revenue:
Cost of subscription	3,803	3,341	10,811	9,811
Cost of professional services	2,734	1,505	7,125	4,378
Total cost of revenue	6,537	4,846	17,936	14,189
Gross profit	17,367	14,897	50,511	43,850
Operating expenses:
Research and development	6,193	4,371	17,988	13,384
Sales and marketing	8,693	6,927	24,252	18,824
General and administrative	2,957	2,022	8,687	5,818
Total operating expenses	17,843	13,320	50,927	38,026
(Loss) Income from operations	(476)	1,577	(416)	5,824
Interest income	3	5	7	10
Other income (expense), net	200	(378)	182	(700)
(Loss) Income before income tax (provision) benefit	(273)	1,204	(227)	5,134
Income tax (provision) benefit	(342)	57	(663)	(223)
Net (loss) income	$(615)	$1,261	$(890)	$4,911
Per share information:
(Loss) Earnings per share:
Basic	$(0.02)	$0.04	$(0.03)	$0.16
Diluted	$(0.02)	$0.04	$(0.03)	$0.15
Weighted-average shares used in computation:
Basic	31,647	31,068	31,451	30,962
Diluted	31,647	32,618	31,451	32,646

Stock-based compensation included in above costs and expenses:
Cost of revenue	$825	$88	$2,349	$243
Research and development	783	92	2,310	394
Sales and marketing	580	169	1,840	475
General and administrative	820	19	2,437	152
	$3,008	$368	$8,936	$1,264

Amortization of intangible assets included in above costs and expenses:
Cost of revenue	$—	$—	$—	$26
	$—	$—	$—	$26

eGain Corporation

GAAP to Non-GAAP Reconciliation Table

(in thousands, except per share data)

(unaudited)

	Three Months Ended March 31,		Nine Months Ended March 31,
	2022	2021	2022	2021
(Loss) Income from operations	$(476)	$1,577	$(416)	$5,824
Add:
Stock-based compensation	3,008	368	8,936	1,264
Amortization of intangibles assets	—	—	—	26
Non-GAAP income from operations	$2,532	$1,945	$8,520	$7,114

Net (loss) income	$(615)	$1,261	$(890)	$4,911
Add:
Stock-based compensation	3,008	368	8,936	1,264
Amortization of intangibles assets	—	—	—	26
Non-GAAP net income	$2,393	$1,629	$8,046	$6,201
Per share information:
Non-GAAP earnings per share:
Basic	$0.08	$0.05	$0.26	$0.20
Diluted	$0.07	$0.05	$0.25	$0.19
Weighted-average shares used in computation:
Basic	31,647	31,068	31,451	30,962
Diluted	32,932	32,618	32,827	32,646

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Three Months Ended March 31,		Growth Rates	Constant Currency Growth Rates [1]
	2022	2021
Revenue:
SaaS revenue	$20,686	$16,875	23%	23%
Legacy revenue	1,042	1,203	(13%)	(13%)
GAAP subscription	21,728	18,078	20%	21%
GAAP professional services	2,176	1,665	31%	32%
Total GAAP revenue	$23,904	$19,743	21%	22%

SaaS and professional services revenue:
SaaS revenue	$20,686	$16,875	23%	23%
Professional Services	2,176	1,665	31%	32%
Total SaaS and professional services revenue	$22,862	$18,540	23%	24%

Cost of Revenue:
GAAP subscription	$3,803	$3,341
Add back:
Non-GAAP subscription	$3,803	$3,341

GAAP professional services	$2,734	$1,505
Add back:
Stock-based compensation	(825)	(88)
Non-GAAP professional services	$1,909	$1,417

GAAP total cost of revenue	$6,537	$4,846
Add back:
Stock-based compensation	(825)	(88)
Non-GAAP total cost of revenue	$5,712	$4,758	20%	21%

Gross Profit:
Non-GAAP subscription	$17,925	$14,737
Non-GAAP professional services	267	248
Non-GAAP gross profit	$18,192	$14,985	21%	22%

Operating expenses:
GAAP research and development	$6,193	$4,371
Add back:
Stock-based compensation expense	(783)	(92)
Non-GAAP research and development	$5,410	$4,279	26%	28%

GAAP sales and marketing	$8,693	$6,927
Add back:
Stock-based compensation expense	(580)	(169)
Non-GAAP sales and marketing	$8,113	$6,758	20%	21%

GAAP general and administrative	$2,957	$2,022
Add back:
Stock-based compensation expense	(820)	(19)
Non-GAAP general and administrative	$2,137	$2,003	7%	7%

GAAP operating expenses	$17,843	$13,320
Add back:
Stock-based compensation expense	(2,183)	(280)
Non-GAAP operating expenses	$15,660	$13,040	20%	21%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.

eGain Corporation

Other GAAP to Non-GAAP Supplemental Financial Information

(in thousands)

(unaudited)

	Nine Months Ended March 31,		Growth Rates	Constant Currency Growth Rates [1]
	2022	2021
Revenue:
SaaS	$60,331	$49,023	23%	23%
Legacy revenue	2,848	4,502	(37%)	(38%)
GAAP subscription	63,179	53,525	18%	17%
GAAP professional services	5,268	4,514	17%	16%
Total GAAP revenue	$68,447	$58,039	18%	17%

SaaS and professional services revenue:
SaaS	$60,331	$49,023	23%	23%
Professional Services	5,268	4,514	17%	16%
Total SaaS and professional services revenue	$65,599	$53,537	23%	22%

Cost of Revenue:
GAAP subscription	$10,811	$9,811
Add back:
Amortization of intangible assets	—	(26)
Non-GAAP subscription	$10,811	$9,785

GAAP professional services	$7,125	$4,378
Add back:
Stock-based compensation	(2,349)	(243)
Non-GAAP professional services	$4,776	$4,135

GAAP total cost of revenue	$17,936	$14,189
Add back:
Stock-based compensation	(2,349)	(243)
Amortization of intangible assets	—	(26)
Non-GAAP total cost of revenue	$15,587	$13,920	12%	12%

Gross Profit:
Non-GAAP subscription	$52,368	$43,740
Non-GAAP professional services	492	379
Non-GAAP gross profit	$52,860	$44,119	20%	19%

Operating expenses:
GAAP research and development	$17,988	$13,384
Add back:
Stock-based compensation expense	(2,310)	(394)
Non-GAAP research and development	$15,678	$12,990	21%	21%

GAAP sales and marketing	$24,252	$18,824
Add back:
Stock-based compensation expense	(1,840)	(475)
Non-GAAP sales and marketing	$22,412	$18,349	22%	22%

GAAP general and administrative	$8,687	$5,818
Add back:
Stock-based compensation expense	(2,437)	(152)
Non-GAAP general and administrative	$6,250	$5,666	10%	10%

GAAP operating expenses	$50,927	$38,026
Add back:
Stock-based compensation expense	(6,587)	(1,021)
Non-GAAP operating expenses	$44,340	$37,005	20%	19%

[1] Constant currency growth rates presented are derived from converting the current period results for entities reporting in currencies other than U.S. Dollars into U.S. Dollars at the exchange rates in effect during the prior period presented rather than the actual exchange rates in effect during the current period.